Exhibit 10.2

AMENDMENT NO. 4 TO CREDIT AGREEMENT

This Amendment No. 4 (this “Amendment”) to the Credit Agreement, dated as of February 7, 2006 (as heretofore amended, supplemented or otherwise modified, the “Credit Agreement”), and entered into by and among RATHGIBSON, INC., a Delaware corporation (“Borrower”); RGCH HOLDINGS CORP., a Delaware corporation (“Holdings”), as one of the guarantors; GREENVILLE TUBE COMPANY, a Delaware corporation (“Greenville Tube”), as one of the guarantors; the financial institutions who are or hereafter become parties to the Credit Agreement as Lenders (as hereinafter defined) and GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity “GE Capital”), as agent (in such capacity, the “Agent”), is dated as of February 27, 2008 and entered into by and among Borrower, the other Credit Parties signatory hereto, the Lenders signatory hereto and Agent.

R E C I T A L S:

WHEREAS, Borrower has advised Agent and Lenders it intends to enter into that certain Asset Purchase Agreement, dated as of February 27, 2008 (the “Purchase Agreement”) with Mid-South Control Line, Inc., a Louisiana corporation (“Mid-South”) and the other parties thereto, pursuant to which, among other things, Borrower will acquire certain assets and liabilities from Mid-South (the “Acquisition”); and

WHEREAS, Section 3.6(d)(ii)(D) of the Credit Agreement provides that at or prior to the closing of any Permitted Acquisition, the Borrower shall have complied with Section 2.8 of the Credit Agreement in respect of the Target and the acquired assets; and

WHEREAS, Borrower has requested that the Acquisition be a Permitted Acquisition and that the Requisite Lenders agree to amend the Credit Agreement in certain respects as set forth below; and

WHEREAS, Agent and the Lenders whose signatures appear below are willing to agree to such requests and enter into this Amendment upon the terms and conditions provided herein.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, and subject to the terms and conditions hereof the Credit Parties, the Lenders whose signatures appear below and Agent agree as follows:

Section 1.

DEFINITIONS

1.1

Defined Terms.  Unless otherwise provided all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement.

Section 2.

CONSENT AND AMENDMENTS

2.1

Consent.  Subject to the satisfaction of the conditions set forth in Section 3, Agent and Requisite Lenders hereby consent to the Acquisition and waive any Default or Event of Default arising from the consummation of the Acquisition.

2.2

Amendments.  Subject to the satisfaction of the conditions set forth in Section 3, the Credit Agreement is amended as follows:

(a)

The following defined term is added to Annex A to the Credit Agreement in its proper alphabetical place:

 “‘Amendment No. 4 Effective Date’  means February 27, 2008.”

(b)

Section 2.8 of the Credit Agreement is amended by inserting the following new paragraph (j) immediately following paragraph (i) thereof:

“On or prior to the date that is thirty (30) days following the Amendment No. 4 Effective Date, Borrower shall enter into a Control Agreement with Agent and JPMorgan Chase Bank, N.A. with respect to Borrower’s Account Nos. 5101047806 and 5101047814 at JPMorgan Chase Bank, N.A., which Control Agreement shall be in form and substance reasonably satisfactory to Agent.”

(c)

Section 9.3 of the Credit Agreement is amended by replacing the notice address set forth therein for copies of notices sent to the Borrower with the following:

“Kelley Drye & Warren LLP
400 Atlantic Street
Stamford, CT 06901
Attention: John T. Cappetta, Esq.
Fax No.: (203) 327-2669”

Section 3.

CONDITIONS TO EFFECTIVENESS

The consent contained in Section 2.1 and the amendments contained in Section 2.2 shall become effective on the date (the “Effective Date”) that the following conditions have been satisfied in full or waived by the Requisite Lenders:

(a)

Agent shall have received one or more counterparts of this Amendment No. 4 executed and delivered by the Credit Parties, the Requisite and Agent.

(b)

After giving effect to the consent and amendments set forth herein, there shall be no continuing Default or Event of Default and the representations and warranties of the Credit Parties contained in the Loan Documents shall be true and correct in all material respects as of the Effective Date or such other specific date as of which any such representation or warranty is by its terms made.

Section 4.

LIMITATION ON SCOPE

Except as expressly amended hereby, the Loan Documents shall remain in full force and effect in accordance with their respective terms.  The amendments set forth herein shall be limited precisely as provided for herein and shall not be deemed to be waivers of, amendments of, consents to or modifications of any term or provision of the Loan Documents or any other document or instrument referred to therein or of any transaction or further or future action on the part of any Credit Party requiring the consent of Agent or Lenders except to the extent specifically provided for herein.  Agent and Lenders have not and shall not be deemed to have waived any of their respective rights and remedies against any Credit Party for any existing or future Defaults or Events of Default.

Section 5.

MISCELLANEOUS

(a)

Each Credit Party hereby represents and warrants as follows:

(i)

this Amendment No. 4 has been duly authorized and executed by such Credit Party and the Credit Agreement, as amended by this Amendment No. 4 is the legal, valid and binding obligation of such Credit Party, enforceable in accordance with its terms, except as (1) such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the rights of creditors in general and (2) the availability of equitable remedies may be limited by equitable principles of general applicability; and

(ii)

such Credit Party repeats and restates the representations and warranties of such Credit Party contained in the Credit Agreement as of the Effective Date, except to the extent such representations and warranties relate to a specific date; provided that references to the “Credit Agreement” or “this Agreement” in such representations and warranties shall be deemed to be references to the Credit Agreement as amended pursuant to this Amendment No. 4.

(b)

This Amendment No. 4 is being delivered in the State of New York.

(c)

Each Credit Party hereby ratifies and confirms that the Credit Agreement as amended hereby remains in full force and effect.

(d)

Each Credit Party agrees that all Loan Documents, as amended hereby or otherwise amended in connection herewith, remain in full force and effect notwithstanding the execution and delivery of this Amendment No. 4 and that nothing contained in this Amendment No. 4 shall constitute a defense to the enforcement of any Loan Document.

(e)

This Amendment No. 4 may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.

(f)

All references in the Loan Documents to the “Credit Agreement” and in the Credit Agreement to “this Agreement,” “hereof,” “herein” or the like shall mean and refer to the Credit Agreement as amended by this Amendment No. 4 (as well as by all subsequent amendments, restatements, modifications and supplements thereto).

(g)

This Amendment is a “Loan Document” and each of the following provisions of the Credit Agreement is hereby incorporated herein by this reference with the same effect as though set forth in its entirety herein, mutatis mutandis, and as if “this Agreement” in any such provision read “this Amendment No. 4”: Section 9.6 (Severability), Section 9.9 (Applicable Law), Section 9.14 (Consent to Jurisdiction) and Section 9.15 (Waiver of Jury Trial).

[Signature page is next page]

Witness the due execution hereof by the respective duly authorized officers of the undersigned of this Amendment No. 4 to the Credit Agreement as of the date first written above.

RATHGIBSON, INC.

By:  /s/ Barry C. Nuss

Name:  Barry C. Nuss

Title:  Chief Financial Officer

RGCH HOLDINGS CORP.

By:  /s/ Barry C. Nuss

Name:  Barry C. Nuss

Title:  Chief Financial Officer

GREENVILLE TUBE COMPANY

By:  /s/ Barry C. Nuss

Name:  Barry C. Nuss

Title:  Chief Financial Officer

GENERAL ELECTRIC CAPITAL CORPORATION,
as Agent, L/C Issuer, and Lender

By:  /s/ Geoffrey K. Hall

Name:  Geoffrey K. Hall

Title:  Duly Authorized Signatory

Amendment No. 4 to Credit Agreement

CONSENT AND REAFFIRMATION

The undersigned (each, a “Guarantor”) hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 4; (ii) consents to Borrower’s execution and delivery thereof and approves and consents to the transactions contemplated thereby; (iii) agrees to be bound thereby; and (iv) affirms that nothing contained therein shall modify or diminish in any respect whatsoever its obligations under its Guaranty and the other Loan Documents to which it is a party and reaffirms that such Guaranty is and shall continue to remain in full force and effect.  This acknowledgement by such Guarantor is made and delivered to induce Agent and Lenders to enter into Amendment No. 4, and such Guarantor acknowledges that Agent and Lenders would not enter into Amendment No. 4 in the absence of the acknowledgements contained herein.  Although such Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, such Guarantor understands that Agent and Lenders have no obligation to inform such Guarantor of such matters in the future or to seek such Guarantor’s acknowledgment or agreement to future amendments or waivers, and nothing herein shall create such a duty.  Capitalized terms used herein without definition shall have the meanings given to such terms in the Amendment No. 4 to which this Consent is attached or in the Credit Agreement referred to therein, as applicable.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of Amendment No. 4.

RGCH HOLDINGS CORP.

By:  /s/ Barry C. Nuss

Name:  Barry C. Nuss

Title:  Chief Financial Officer

GREENVILLE TUBE COMPANY

By:  /s/ Barry C. Nuss

Name:  Barry C. Nuss

Title:  Chief Financial Officer

Consent and Reaffirmation